UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2007

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On December 27, 2007, PPL Corporation (“PPL”) received notice from the plan administrator of the PPL Employee Stock Ownership Plan (the “ESOP”) that the ESOP will be in a blackout period that is expected to begin at 4:00 p.m. Eastern time on January 31, 2008 and to end at 4:00 p.m. Eastern time on February 14, 2008.

On December 28, 2007, PPL sent a notice of the blackout period to the members of its Board of Directors and its executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934. The form of notice to directors and executive officers is attached as Exhibit 99.1 hereto.

During the blackout period and for a period of two years after the ending date of the blackout period, a participant in the ESOP, a security holder of PPL or other interested persons may obtain information regarding the actual ending date of the blackout period. To obtain such information, without charge, and for all other inquiries regarding the blackout period, PPL may be contacted at: PPL Corporation, Two North Ninth Street, Allentown, PA 18101-1179; Attention: Investor Services (toll-free telephone: 1-800-345-3085).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Form of Notice, dated December 28, 2007, to directors and executive officers of PPL Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel
James E. Abel Vice President – Finance and Treasurer

Dated:  December 28, 2007